UNITED STATES SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) of the
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date earliest event reported)      October 27, 2004

CORAM HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-11343	33-0615337

(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

1675 Broadway, Suite 900, Denver, Colorado	80202

(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code	(303) 292-4973

None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction Section A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Indicate by check mark whether the registrant has filed all documents and reports required to be filed by Sections 12, 13 or 15(d) of the Securities Exchange Act of 1934 subsequent to the distribution of securities under a plan confirmed by a court. Yes ☐ No ☐ (On August 8, 2000, the registrant and one of its wholly-owned subsidiaries filed voluntary petitions under Chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). On October 27, 2004, the Bankruptcy Court granted a request for confirmation of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, as modified, by an order effective on November 1, 2004. Through November 2, 2004, no securities have been distributed under the confirmed plan of reorganization.)

Report Section 1—Registrant’s Business and Operations

Item 1.03 Bankruptcy or Receivership.

Two competing proposed plans of reorganization were filed in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”) in the jointly administered bankruptcy cases of Coram Healthcare Corporation (“CHC”) and Coram, Inc. (“CI”) (CHC and CI are hereinafter collectively referred to as the “Debtors”). The two competing plans of reorganization were proposed by (i) Arlin M. Adams, the Chapter 11 Trustee for the Debtors’ estates, (the “Chapter 11 Trustee”) and (ii) the Official Committee of Equity Security Holders of Coram Healthcare Corporation (the “Equity Committee”). On October 5, 2004, the Bankruptcy Court issued an opinion and an order relative to the Debtors’ jointly administered confirmation proceedings. For the reasons set forth in its opinion, the Bankruptcy Court denied the request of the Equity Committee for confirmation of its proposed plan of reorganization. Additionally, the Bankruptcy Court indicated that the Chapter 11 Trustee’s request for confirmation of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization would be granted if such plan of reorganization was modified in accordance with the Bankruptcy Court’s opinion.

On October 6, 2004, the Equity Committee filed a notice of appeal in the Bankruptcy Court relative to the aforementioned opinion and order.

On October 15, 2004, the Chapter 11 Trustee submitted the Modification of Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization (the “Plan Modification”) to the Bankruptcy Court to effect the modifications outlined in the October 5, 2004 opinion. Hereinafter, the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, as modified and supplemented, is referred to as the “Trustee Plan.” On October 27, 2004, the Bankruptcy Court granted the Chapter 11 Trustee’s request for confirmation of the Trustee Plan by an order effective on November 1, 2004. The Bankruptcy Court’s confirmation order, which prescribes an effective date for the Trustee Plan of December 1, 2004, has been attached hereto as Exhibit 2.1 and is incorporated herein by reference. Additionally, the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization, the Plan Modification and the Plan Supplement to the Chapter 11 Trustee’s Amended Joint Plan of Reorganization are incorporated herein by reference through Exhibit 2.2, Exhibit 2.3 and Exhibit 2.4, respectively, which are attached hereto.

On November 1, 2004, the Equity Committee filed a notice of appeal in the Bankruptcy Court relative to the aforementioned confirmation order. On such date, the Equity Committee also filed in the Bankruptcy Court (i) its Emergency Motion for Stay of Confirmation Order Pending Appeal (the “Stay Motion”), which can be found at docket number 4071 in the Debtors’ jointly administered bankruptcy proceedings, and (ii) a motion requesting entry of an order shortening the notice period for, and scheduling a hearing on, the Stay Motion.

Among other things, the Trustee Plan provides for:

1)	an agreement with the Debtors’ noteholders whereby such noteholders will receive 100% of the common and preferred equity interests in reorganized CI in exchange for (i) cancellation of their CI preferred stock and their outstanding unsecured indebtedness under the Securities Exchange Agreement (i.e., the Series B Senior Subordinated Unsecured Convertible Notes) and (ii) a $56 million contribution to the Debtors in the form of cash and the assumption of financial responsibility for a settlement agreement with the Internal Revenue Service that was approved by the Bankruptcy Court on October 31, 2003.

2)	unsecured creditor payments at 100% of their allowed pre-petition claims, plus post-petition interest, under certain circumstances, at the federal judgment rate.

3)	consummation of the R-Net Settlement Agreement, as such arrangement is described in Note 11 to CHC’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended June 30, 2004. Among other things, the R-Net Settlement Agreement provides for the Debtors’ payment of a $7.95 million allowed unsecured claim plus post-petition interest, under certain circumstances, at the federal judgment rate.

4)	cancellation of all outstanding CHC common stock equity interests (approximately 49.6 million common shares were issued and outstanding as of November 2, 2004) as of the effective date of the Trustee Plan in exchange for cash payments to such stockholders consisting of:

(i)	an amount equal to the Plan Funding Cash (as such term is defined at section 1.45 of the Chapter 11 Trustee’s Second Amended Joint Plan of Reorganization) on the effective date of the Trustee Plan, less allowances for (a) all allowed administrative claims for professional fees and out-of-pocket expenses incurred on or before such effective date, (b) all allowed pre-petition priority tax claims, (c) all allowed pre-petition priority non-tax claims, (d) all allowed pre-petition general unsecured claims, except those of the Debtors’ noteholders, and (e) $10.0 million, which represents reorganized CI’s retained cash. The net amount resulting from this analysis will not be known until after the effective date of the Trustee Plan and subsequent to the resolution of certain disputed claims. Accordingly, no assurances can be given as to what amount will ultimately be available to the holders of the CHC common stock equity interests.

(ii)	the net future proceeds, if any, from certain litigation or causes of action against PricewaterhouseCoopers LLP, Daniel D. Crowley and certain outside members of CHC’s Board of Directors. The proceeds from such causes of action, if any, will be distributed in the following order of priority: (a) to reorganized CI in an amount equal to its costs related to the causes of action incurred after the effective date of the Trustee Plan, (b) to the holders of allowed general unsecured claims, excluding the Debtors’ noteholders, on a pro rata basis and in an amount equal to interest at the federal judgment rate on each individual allowed general unsecured claim for the period from August 8, 2000 to the date that such general unsecured creditor’s claim was paid in full and (c) to the holders of the CHC common stock equity interests on a pro rata basis. Information concerning the pending litigation and the circumstances surrounding the proposed litigation can be found in Notes 4 and 11 to CHC’s condensed consolidated financial statements included in its Quarterly Report on Form 10-Q for the period ended June 30, 2004.

5)	cancellation of the Debtors’ stock options and warrants without consideration to the holders thereof.

6)	dissolution of CHC by the Chapter 11 Trustee as soon as practical after the effective date of the Trustee Plan.

7)	reorganized CI’s retention of $10.0 million of the Debtors’ cash on the effective date of the Trustee Plan.

8)	releases that bind certain parties to the confirmed plan of reorganization.

9)	administrative professional payments at 100% of their allowed amounts.

As of June 30, 2004, the Debtors and their operating subsidiaries (collectively the “Company”) maintained consolidated total assets and total liabilities of approximately $253.5 million and $159.2 million, respectively. Such amounts were determined in accordance with accounting principles generally accepted in the United States as applicable to interim financial statements.

Note: Except for historical information, all other statements in this report are “forward-looking” within the meaning of the Private Securities Litigation Reform Act of 1995. The Company’s actual results may vary materially from these forward-looking statements due to important risk factors, including the Company’s historical lack of profitability; uncertainties associated with the outcomes of certain pending legal matters, including the bankruptcy proceedings; the Company’s leveraged financial structure; the Company’s ability to comply with certain governmental regulations; the Company’s need to obtain additional financing or equity; the Company’s limited liquidity; the Company’s dependence upon its relationships with third party payers and the prices paid by such third party payers for the Company’s services; and certain other factors. Risk factors are described in greater detail in CHC’s Annual Reports on Form 10-K, Form 10-Q Quarterly Reports and Current Reports on Form 8-K, which are on file with the United States Securities and Exchange Commission.

Section 9—Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits.

(c)	Exhibits.

Exhibit
Number	Description of Document
2.1	Order Confirming The Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, Dated October 27, 2004 And Effective On November 1, 2004, Issued By The United States Bankruptcy Court For The District Of Delaware

2.2	Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, including Exhibit A—Amended And Restated Plan Funding And Settlement Agreement (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on April 23, 2004)

2.3	Certification Of Counsel Regarding Modification Of Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization In Accordance With Opinion And Order Dated October 5, 2004 (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on October 21, 2004)

2.4	Plan Supplement To The Chapter 11 Trustee’s Amended Joint Plan Of Reorganization (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on October 14, 2003)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORAM HEALTHCARE CORPORATION
Date: November 2, 2004	By:	/s/ SCOTT R. DANITZ
		Name:	Scott R. Danitz
		Title:	Senior Vice President, Chief Financial Officer, Treasurer & Principal Accounting Officer

EXHIBIT INDEX

Exhibit
Number	Description of Document
2.1	Order Confirming The Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, Dated October 27, 2004 And Effective On November 1, 2004, Issued By The United States Bankruptcy Court For The District Of Delaware

2.2	Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization, including Exhibit A-Amended And Restated Plan Funding And Settlement Agreement (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on April 23, 2004)

2.3	Certification Of Counsel Regarding Modification Of Chapter 11 Trustee’s Second Amended Joint Plan Of Reorganization In Accordance With Opinion And Order Dated October 5, 2004 (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on October 21, 2004)

2.4	Plan Supplement To The Chapter 11 Trustee’s Amended Joint Plan Of Reorganization (Incorporated by reference to Exhibit 99.1 of the registrant’s Current Report on Form 8-K filed on October 14, 2003)